SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 31, 2006
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SUB-URBAN BRANDS, INC.
(Exact name of registrant as specified in its charter)
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Nevada	333-109903	47-0926492
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		ID Number)

2222 E. Washington Blvd, Suite B Los Angeles, CA 90021
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (213) 229-2885

4251 East Melody Drive, Higley, AZ 85236
(Former address of principal executive offices)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

In the period May 31, 2006 through June 22, 2006 the company issued 2,532,040 shares of its Common Stock in exchange for the conversion of $785,066 of outstanding convertible notes payable including accrued interest of $101,466. $736,617 of the notes and accrued interest converted at approximately $0.31503 per share and $48,449 of the notes plus accrued interest converted at $0.2500 per share, in accordance with the terms of the convertible notes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUB-URBAN BRANDS, INC

Date: June 23, 2006	/s/ Jack Mott
Jack Mott, Chief Financial Officer